File No. 033-79166, 811-8522
                                                        Filed under Rule 497(e)

 The Equi-Select Series Trust


                           Prospectus Supplement

                               January 2, 1998

                                   to the

                  Prospectus dated May 1, 1996 as Supplemented
              June 26, 1997, July 9, 1997 and October 24, 1997 for

                       The Equi-Select Series Trust


     Effective January 2, 1998, Directed Services, Inc.("DSI"), an affiliate of Equitable Investment Services, Inc. ("EISI"), is assuming the advisory responsibilities of EISI, under the Investment Advisory Agreement dated October 24, 1997. In connection with this action, DSI is also assuming all respon-sibilites for the management of sub-advisors pursuant to the terms of the Sub-Advisory Agreements with each sub-advisor of the Equi-Select Series Trust's (the "Trust") portfolios. EISI's management personnel are becoming a part of DSI and will continue the oversight of portfolio management. Also as of January 2, 1998, DSI is delegating the day-to-day management of the Money Market Portfolio, Mortgage-Backed Securities Portfolio and Advantage Portfolio to ING Investment Management, LLC ("IIM LLC"), another affiliate, who has agreed to accept the sub-advisory duties for these three portfolios of the Trust. The EISI personnel who managed these portfolios have moved to IIM LLC and no changes in investment personnel are anticipated for any portfolio.

This supplement should be retained with your Prospectus for the Equi-Select Series Trust.


5569-DSI  1/98